UNITED  STATES
                      SECURITIES  AND  EXCHANGE  COMMISSION

                             WASHINGTON,  DC  20549


                                    FORM  8-K

                                 CURRENT  REPORT

                  PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE
                       SECURITIES  EXCHANGE  ACT  OF  1934



   DATE  OF  REPORT  (DATE  OF  EARLIEST  EVENT  REPORTED):  DECEMBER 15, 1998


                           BOATMEN'S AUTO TRUST 1995-A
                           ---------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)





           UNITED STATES
           OF AMERICA               33-95450               43-6617959
           ----------               --------               ----------
           (STATE OR OTHER          (COMMISSION FILE       (IRS EMPLOYER
           JURISDICTION OF          NUMBER)                IDENTIFICATION NO.)
           INCORPORATION


                           BOATMEN'S AUTO TRUST 1995-A
                               TRANSAMERICA SQUARE
                                  NC1-021-03-07
                             401 NORTH TRYON STREET
                        CHARLOTTE, NORTH CAROLINA  28255
                                 (704) 386-5000


                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                    ----------------------------------------

     REGISTRANT'S  TELEPHONE  NUMBER  INCLUDING  AREA  CODE:  (704)  386-5000

ITEM  5.               OTHER  EVENTS
                       -------------

          THE  REGISTRANT  HEREBY  INCORPORATES  BY  REFERENCE  THE  INFORMATION
          CONTAINED  IN  EXHIBIT  99 HERETO  IN  RESPONSE  TO  THIS  ITEM 5.


ITEM  7.               FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
                       ---------------------------------------------------------
                       EXHIBITS
                       --------

(C)     EXHIBITS

99               MONTHLY  SERVICING REPORT FOR NATIONSBANK, N.A., BOATMEN'S AUTO
                 TRUST  1995-A

                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                          BOATMEN'S  AUTO  TRUST 1995-A
                          -----------------------------
                                   (REGISTRANT)



DATED:  January 28, 1999           BY:  /S/SUZANNE  W.  CASTLEBERRY
                                        ---------------------------
                                   NAME:   SUZANNE  W.  CASTLEBERRY
                                   TITLE:  VICE  PRESIDENT
                                   NATIONSBANK,  N.A.
                                   (DULY  AUTHORIZED  OFFICER)

                                INDEX TO EXHIBITS
                                -----------------



EXHIBIT
NUMBER                         EXHIBIT
------                         -------

99          MONTHLY  SERVICING REPORT FOR NATIONSBANK,N.A., BOATMEN'S AUTO TRUST
            1995-A